POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints C. John Hipp, III, and W. Louis Griffith, jointly and severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                 Signature                                     Title                                  Date

s/C. John Hipp, III                           President and Chief Executive                     April 22, 1997
---------------------------------------
C. John Hipp, III                             Officer

s/W. Louis Griffith                           Chief Financial Officer                           April 22, 1997
---------------------------------------
W. Louis Griffith

S/Charles W. Clark                            Director                                          April 22, 1997
---------------------------------------
Charles W. Clark

s/W. B. Cox                                   Director                                          April 22, 1997
---------------------------------------
W. B. Cox

s/C. Parker Dempsey                           Director                                          April 22, 1997
---------------------------------------
C. Parker Dempsey

s/E. Everett Gasque, Jr.                      Director                                          April 22, 1997
---------------------------------------
E. Everett Gasque, Jr.

s/John L. Gramling, Jr.                       Director                                          April 22, 1997
---------------------------------------
John L. Gramling, Jr.

s/Dwight W. Frierson                          Director                                          April 22, 1997
---------------------------------------
Dwight W. Frierson

s/Robert R. Hill, Jr.                         Director                                          April 22, 1997
---------------------------------------
Robert R. Hill, Jr.

                                              Director                                          April ___, 1997
Robert R. Horger

s/J. C. McAlhany                             Director                                           April 22, 1997
---------------------------------------
J. C. McAlhany

s/Dick Gregg McTeer                           Director                                          April 22, 1997
---------------------------------------
Dick Gregg McTeer

s/Harry M. Mims, Jr.                          Director                                          April 22, 1997
---------------------------------------
Harry M. Mims, Jr.







s/E. V. Mirmow, Jr.                           Director                                          April 22, 1997
----------------------------------------
E. V. Mirmow, Jr.

                                              Director                                          April ___, 1997
Ralph W. Norman

s/Anne H. Oswald                              Director                                          April 22, 1997
----------------------------------------
Anne H. Oswald

s/James W. Roquemore                          Director                                          April 22, 1997
----------------------------------------
James W. Roquemore

                                              Director                                          April ___, 1997
Walter L. Tobin

s/Johnny E. Ward                              Director                                          April 22, 1997
----------------------------------------
Johnny E. Ward

s/A. Dewall Waters                            Director                                          April 22, 1997
----------------------------------------
A. Dewall Waters

s/L. D. Westbury                              Director                                          April 22, 1997
----------------------------------------
L. D. Westbury